                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                           Effective Date
----                                                           --------------
Schwab International Index Fund -- Investor Shares             July 21, 1993

Schwab International Index Fund -- Select Shares               April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares                 October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares                   April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as         September 25, 1995
Schwab Asset Director -- High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as       September 25, 1995
Schwab Asset Director -- Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known      September 25, 1995
as Schwab Asset Director -- Conservative Growth Fund)

Schwab S&P 500 Fund -- Investor Shares                         February 28, 1996

Schwab S&P 500 Fund -- e.Shares                                February 28, 1996

Schwab S&P 500 Fund -- Select Shares                           April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab              May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund -- Investor Shares     September 2, 1996
(formerly known as Schwab International MarketMasters Fund
-- Investor Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios -- International)

Laudus International MarketMasters Fund -- Select Shares       April 1, 2004
(formerly known as Schwab International MarketMasters Fund
-- Select Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios -- International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly    October 13, 1996
known as Schwab U.S. MarketMasters Fund -- Investor Shares,
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios -- Growth Allocation)

                                                                 Exhibit (g)(vi)

Fund                                                         Effective Date
----                                                         --------------
Laudus U.S. MarketMasters Fund -- Select Shares (formerly    June 1, 2004
known as Schwab U.S. MarketMasters Fund -- Select Shares,
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund -- Investor Shares        October 13, 1996
(formerly known as Schwab Balanced MarketMasters Fund --
Investor Shares, Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios -- Balanced Allocation)

Laudus Balanced MarketMasters Fund -- Select Shares          June 1, 2004
(formerly known as Schwab Balanced MarketMasters Fund --
Select Shares, Schwab MarketManager Balanced Portfolio and
Schwab OneSource Portfolios -- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares       August 3, 1997
(formerly known as Schwab Small-Cap MarketMasters Fund --
Investor Shares, Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios -- Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares         June 1, 2004
(formerly known as Schwab Small-Cap MarketMasters Fund --
Select Shares, Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios -- Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as   April 16, 1998
Schwab Asset Director -- Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund (formerly known     October 28, 1998
as Institutional Select S&P 500 Fund)

Schwab Institutional Select Large-Cap Value Index Fund       October 28, 1998
(formerly known as Institutional Select Large-Cap Value
Index Fund)

Schwab Institutional Select Small-Cap Value Index Fund       October 28, 1998
(formerly known as Institutional Select Small-Cap Value
Index Fund)

Schwab Total Stock Market Index Fund -- Investor Shares      April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares        April 15, 1999

Schwab Financial Services Fund (formerly known as            May 15, 2000
Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as Health Care       May 15, 2000
Focus Fund)

                                                                 Exhibit (g)(vi)

Fund                                                         Effective Date
----                                                         --------------
Schwab Technology Fund (formerly known as Technology Focus   May 15, 2000
Fund)

Schwab Hedged Equity Fund -- Investor Shares                 August 6, 2002

Schwab Hedged Equity Fund -- Select Shares                   August 26, 2003

Schwab Small-Cap Equity Fund -- Investor Shares              May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares                May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares               September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                 September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                November 16, 2004

Schwab Premier Equity Fund -- Select Shares                  November 16, 2004

Schwab Target 2010 Fund                                      May 2, 2005

Schwab Target 2020 Fund                                      May 2, 2005

Schwab Target 2030 Fund                                      May 2, 2005

Schwab Target 2040 Fund                                      May 2, 2005

Schwab Retirement Income Fund                                May 2, 2005



                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President

Dated as of May 20, 2005

                                                                 Exhibit (g)(vi)

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                           Fee
----                                           ---
Schwab International Index Fund -- Investor    Twenty one-hundredths of one percent (0.20%) of the
Shares                                         Fund's average daily net assets

Schwab International Index Fund -- Select      Five one-hundredths of one percent (0.05%) of the
Shares                                         class' average daily net assets

Schwab Small-Cap Index Fund -- Investor        Twenty one-hundredths of one percent (0.20%) of the
Shares                                         Fund's average daily net assets

                                               Five one-hundredths of one percent (0.05%) of the
Schwab Small-Cap Index Fund -- Select Shares   class' average daily net assets

Schwab MarketTrack Growth Portfolio            Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director --    Fund's average daily net assets
High Growth Fund)

Schwab MarketTrack Balanced Portfolio          Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director --    Fund's average daily net assets
Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio      Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director --    Fund's average daily net assets
Conservative Growth Fund)

Schwab S&P 500 Fund -- Investor Shares         Twenty one-hundredths of one percent (0.20%) of the
                                               class' average daily net assets

Schwab S&P 500 Fund -- e.Shares                Five one-hundredths of one percent (0.05%) of the
                                               class' average daily net assets

Schwab S&P 500 Fund -- Select Shares           Five one-hundredths of one percent (0.05%) of the
                                               class' average daily net assets

Schwab Core Equity Fund (formerly known as     Twenty one-hundredths of one percent (0.20%) of the
Schwab Analytics Fund)                         Fund's average daily net assets.

                                                                 Exhibit (g)(vi)

Fund                                           Fee
----                                           ---
Laudus International MarketMasters Fund --     Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab      Fund's average daily net assets.
International MarketMasters Fund --
Investor Shares, MarketManager
International Portfolio and Schwab
OneSource Portfolios -- International)

Laudus International MarketMasters Fund --     Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab        Fund's average daily net assets
International MarketMasters Fund -- Select
Shares, MarketManager International
Portfolio and Schwab OneSource Portfolios
-- International)

Laudus U.S. MarketMasters Fund -- Investor     Twenty one-hundredths of one percent (0.20%) of the
Shares (formerly known as Schwab U.S.          Fund's average daily net assets
MarketMasters Fund -- Investor Shares,
Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios -- Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select       Fifteen one-hundredths of one percent (0.15%) of the
Shares (formerly known as Schwab U.S.          Fund's average daily net assets
MarketMasters Fund -- Select Shares, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund --          Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab      Fund's average daily net assets
Balanced MarketMasters Fund -- Investor
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-- Balanced Allocation)

Laudus Balanced MarketMasters Fund --          Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab        Fund's average daily net assets
Balanced MarketMasters Fund -- Select
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --         Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab      Fund's average daily net assets
Small-Cap MarketMasters Fund -- Investor
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-- Small Company)

                                                                 Exhibit (g)(vi)

Fund                                           Fee
----                                           ---

Laudus Small-Cap MarketMasters Fund --         Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab        Fund's average daily net assets
Small-Cap MarketMasters Fund -- Select
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-- Small Company)

Schwab Market Track All Equity Portfolio       Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director --    Fund's average daily net assets
Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund       Five one-hundredths of one percent (0.05%) of the
(formerly known as Institutional Select        Fund's average daily net assets
S&P 500 Fund)

Schwab Institutional Select Large-Cap          Five one-hundredths of one percent (0.05%) of the
Value Index Fund (formerly known as            Fund's average daily net assets
Institutional Select Large-Cap Value Index
Fund)

Schwab Institutional Select Small-Cap          Five one-hundredths of one percent (0.05%) of the
Index Fund (formerly known as                  Fund's average daily net assets
Institutional Select Small-Cap Index Fund)

Schwab Total Stock Market Index Fund --        Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                                Fund's average daily net assets

Schwab Total Stock Market Index Fund --        Five one-hundredths of one percent (0.05%) of the
Select Shares                                  Fund's average daily net assets

Schwab Financial Services Fund (formerly       Twenty one-hundredths of one percent (0.20%) of the
known as Financial Services Focus Fund)        Fund's average daily net assets

Schwab Health Care Fund (formerly known as     Twenty one-hundredths of one percent (0.20%) of the
Health Care Focus Fund)                        Fund's average daily net assets

Schwab Technology Fund (formerly known as      Twenty one-hundredths of one percent (0.20%) of the
Technology Focus Fund)                         Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor Shares   Twenty one-hundredths of one percent (0.20%) of the
                                               Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares     Five one-hundredths of one percent (0.05%) of the
                                               Fund's average daily net assets

                                                                 Exhibit (g)(vi)

Fund                                         Fee
----                                         ---
Schwab Small-Cap Equity Fund -- Investor     Twenty one-hundredths of one percent (0.20%) of the
Shares                                       Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Select       Five one-hundredths of one percent (0.05%) of the
Shares                                       Fund's average daily net assets

Schwab Dividend Equity Fund  --              Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                              Fund's average daily net assets

Schwab Dividend Equity Fund --               Five one-hundredths of one percent (0.05%) of the
Select Shares                                Fund's average daily net assets

Schwab Premier Equity Fund  --               Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                              Fund's average daily net assets

Schwab Premier Equity Fund  --               Five one-hundredths of one percent (0.05%) of the
Select Shares                                Fund's average daily net assets

Schwab Target 2010 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2020 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2030 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2040 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Retirement Income Fund                Zero percent (0%) of the Fund's average daily net
                                             assets

                                                                 Exhibit (g)(vi)

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President

Dated as of May 20, 2005